Fees Summary	Mar. 09, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,810.35
Total Fee Amount	8,810.35
Total Transaction Valuation	63,796,857.00
Total Offset Amount	0.00
Net Fee	$ 0.00